Exhibit 10.4(b)



                          LIMITED WAIVER AND AMENDMENT


         This LIMITED WAIVER AND AMENDMENT (this "WAIVER" ) is dated as of November 12, 1999 and entered into by and among PRIME SUCCESSION, INC. (formerly known as Prime Succession Acquisition Corp.), a Delaware corporation ("BORROWER"), PRIME SUCCESSION HOLDINGS, INC. (formerly known as Prime Succession, Inc.), a Delaware corporation ("HOLDINGS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent and arranging agent (in such capacities, "ARRANGING AGENT"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 26, 1996, as heretofore amended, supplemented or otherwise modified (as so amended, supplemented or modified, the "CREDIT AGREEMENT"), by and among Borrower, Holdings, the Lenders, Arranging Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 3 and
Section 4 hereof.

                                    RECITALS

         WHEREAS, subject to certain conditions, Borrower has requested that Requisite Lenders (i) approve the waiver of certain provisions of the Credit Agreement relating to financial covenants set forth in Section 7.6 of the Credit Agreement and (ii) agree to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


1.   WAIVER

        Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Requisite Lenders hereby consent to the following limited waivers through January 31, 2000:

              (a) waiver of compliance with the minimum interest coverage ratio requirement of 1.40:1.00 set forth in subsection 7.6A; provided that the interest coverage ratio as of September 30, 1999 and December 31, 1999 shall not be less than 1.15:1:00;

              (b) waiver of compliance with the minimum fixed charge coverage ratio requirement of 1.25:1.00 set forth in subsection 7.6B; provided that the fixed charge coverage ratio as of September 30, 1999 and December 31, 1999 shall not be less than 1.05:1.00;

              (c) waiver of compliance with the maximum total senior debt leverage ratio requirement of 3.30:1.00 set forth in 7.6C; provided that the maximum leverage ratio as of September 30, 1999 and December 31, 1999 shall not be greater than 4.35:1.00;

PROVIDED that the foregoing waiver shall only be effective through January 31, 2000 and, on and after such date, any failure to have complied with the above-referenced provisions of the Credit Agreement as of September 30, 1999 or December 31, 1999 without giving effect to the waivers specified above shall constitute an Event of Default.

         The waiver set forth in this Section 1 shall be effective only as to the matters set forth specifically herein and shall not entitle Borrower to any other waiver or agreement with respect to any other matter.

2.   LIMITATION OF WAIVER

         Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the waiver and consent of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

              (a) constitute a waiver of compliance by Borrower with respect to
(i) subsection 2.4 of the Credit Agreement or (ii) any other term, provision or condition of the Credit Agreement and any other instrument or agreement referred to therein; or

              (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

3.   AMENDMENT

              (i) Section 1.1. of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

         "FINANCIAL OFFICER CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Holdings that such financial statements fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and, to the extent provided to the board of directors, their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

              (ii) Section 6.1 of the Credit Agreement is hereby amended by deleting subsection 6.1 (xviii) and substituting the following therefor:

         "(xviii) Monthly Reports and Other Information (i) As soon as available, and in any event within twenty (20) days after the end of each month ending after September 30,1999, the monthly report prepared for the board of directors which shall include, to the extent and with the format and content provided to the board of directors, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail, together with a Financial Officer Certification with respect thereto, (ii) weekly report at the beginning of each week which shall include the consolidated cash balance of Holdings and its Subsidiaries as of the end of the immediately preceding week and availability as at such date under the Revolving Loan Commitment and (iii) with reasonable promptness, such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by any Lender."

4.   AMENDMENT OF CERTAIN LOAN DOCUMENTS

     A.   AMENDMENT OF COLLATERAL DOCUMENTS

         (i) The Preliminary Statements of each of the Holdings Pledge Agreement, the Borrower Pledge Agreement, the Borrower Security Agreement, the Subsidiary Pledge Agreement and the Subsidiary Security Agreement (collectively, the "SECURITY DOCUMENTS") are amended by adding the following at the end of the Preliminary Statements as a final Preliminary Statement:

         Borrower has entered into a letter agreement dated November 10, 1997 with The Bank of Nova Scotia ("BNS") (as amended, supplemented or otherwise modified from time to time, the "BNS AGREEMENt"), pursuant to which Borrower has agreed to indemnify and hold harmless BNS from and against various claims and liabilities in order to induce BNS to facilitate the provision of certain cash management or other services through BNS' alliance with The First National Bank of Chicago and Banco Inverlat S.A. Institucion de Banca Multiple Grupo Financier Inverlat for the benefit of the Loan Parties."

                   (ii) Section 2 of each of the Security Documents is hereby amended by:

              (a) inserting after the words "payments for early termination of Lender Hedge Agreements," the following:

     "all obligations and liabilities of Borrower under the BNS Agreement or any other indebtedness or obligations of Borrower to BNS in an aggregate amount not to exceed $2,500,000, all obligations and liabilities of Borrower under the Credit Agreement and the other Loan Documents,"

and

              (b) deleting the last parenthetical phrase in its entirety and substituting the following therefor:

      "(all such obligations being the 'SECURED OBLIGATIONS')"

              B.    AMENDMENT OF SUBSIDIARY GUARANTY

                   (i) The Recitals of the Subsidiary Guaranty are amended by adding the following at the end of the Recitals as a final Recital:

      "F. Borrower has entered into a letter agreement dated November 10, 1997 with The Bank of Nova Scotia ("BNS") (as amended, supplemented or otherwise modified from time to time, the "BNS AGREEMENT"), pursuant to which Borrower has agreed to indemnify and hold harmless BNS from various claims and liabilities in order to induce BNS to facilitate the provision of certain cash management or other services through BNS' alliance with The First National Bank of Chicago and Banco Inverlat S.A. Institucion de Banca Multiple Grupo Financier Inverlat for the benefit of the Loan Parties."

and

              (ii) Section 2.1(a) of the Subsidiary Guaranty is hereby amended by inserting after the words "after they have been satisfied," the following:

         "and all obligations and liabilities of Borrower under the BNS Agreement or any other indebtedness or obligations of Borrower to BNS"

5.   CONDITIONS TO EFFECTIVENESS

     Section 1, Section 3 and Section 4 of this Limited Waiver and Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "EFFECTIVE DATE"):

               (a) EXECUTION. Borrower, Holdings, each Subsidiary Guarantor and Requisite Lenders shall have executed this Amendment.

               (b) ORGANIZATIONAL DOCUMENTS; INCUMBENCY. Administrative Agent shall have received (i) sufficient copies of each Organizational Document (defined below) originally executed and delivered by each Credit Support Party (as defined below) executing an Effective Date Mortgage (as defined below), as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of such Person executing the Effective Date Mortgage or other applicable document to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Support Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Support Documents (as defined below) to which it is a party or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Support Party's jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date; and (v) such other documents as Administrative Agent may reasonably request. As used herein, the term "Organizational Documents" means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended; PROVIDED, HOWEVER, that such organizational and other documents listed above may be provided to the Administrative Agent by no later than ten (10) Business Days after the Effective Date. In the event any term or condition of this Agreement or any other Credit Support Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such "Organizational Document" shall only be to a document of a type customarily certified by such governmental official.

              (c) PERFECTION OF SECURITY INTERESTS to the extent not previously provided, UCC financing statements, duly executed by each applicable Credit Support Party with respect to all personal and mixed property Collateral of such Credit Support Party, for filing in all jurisdictions as may be necessary or, in the opinion of Syndication Agent and Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Credit Support Documents;

              (d) NECESSARY CONSENTS. Borrower shall have obtained all material consents necessary or advisable in connection with this Waiver.

              (e) PREPAYMENT OF REVOLVING LOANS. Borrower shall on the Effective Date, using Cash on hand, prepay Revolving Loans and accrued interest thereon in amount not less than $3,500,000.

              (f) EFFECTIVE DATE MORTGAGED PROPERTIES. In order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in the real property assets listed on Schedule A attached hereto (collectively, the "EFFECTIVE DATE MORTGAGED PROPERTIES"), Administrative Agent shall have received from Borrower, Holdings and each applicable Subsidiary
Guarantor:

                  (i) fully executed and notarized mortgages in form acceptable to the Administrative Agent (each, an "EFFECTIVE DATE MORTGAGE"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Effective Date Mortgaged Property;

                  (ii) a title report issued by a title company with respect to each Effective Date Mortgaged Property, dated not more than thirty
         (30) days prior to the Effective Date (collectively, the "TITLE REPORTS") and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Administrative Agent;

                  (iii) evidence of flood insurance under the National Flood Insurance Program with respect to each Effective Date Mortgaged Property that is located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to Administrative Agent; and

                  (iv) ALTA surveys of all Effective Date Mortgaged Properties, to the extent available.

                  (g) LINE OF CREDIT. Borrower shall on or before the Effective Date execute such documents and instruments as shall be necessary to ensure that any currently unsecured line of credit advanced to Borrower by Administrative Agent is secured by Collateral and Effective Date Mortgaged Properties and shall rank pari passu with respect to the Obligations on the Effective Date.

                   (h) OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Company and its Subsidiaries as Administrative Agent or Requisite Lenders may reasonably request.

6.   REPRESENTATIONS AND WARRANTIES

         In order to induce Requisite Lenders to enter into this Waiver, Borrower hereby represents and warrants that after giving effect to this Waiver:

                  (a) as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

                  (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

                  (c) as of the date hereof, Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement; and

                  (d) as of the Effective Date, (i) good, sufficient and legal title to each of the Effective Date Mortgaged Properties is held by the Credit Support Party designated on Schedule A, and (ii) except as permitted by the Credit Agreement or as shown in the Title Reports, all such Effective Date Mortgaged Properties are free and clear of Liens.

7.   ACKNOWLEDGMENT AND CONSENT

        Each of Aaron Cremation & Burial Services, Inc., Aaron Cremation & Burial Services P.C., Benton Funeral Home, Inc., Buckner-Rush Enterprises, Inc., Bury-Pine Funeral Home, Inc.,

Carlisle Funeral Home, Inc., Cemetery Development Corporation, Inc., Clary-Godwin Funeral Home, Inc., Clayton Frank & Sons, Inc., Comander Funeral Home, Inc., Cremation Society of America, Incorporated, Dawson & Wikoff, Ltd., Fraser Funeral Home, Inc., Fred Hunter Memorial Services, Inc., Grotewold Simi Valley Mortuary, Inc., Hertz-Thoma Chapel, Ltd., Hignell Phelps Funeral Home, Inc., Hughes Funeral Chapel, J&W, Inc., John A. Beck Company, Kerley & Starks Funeral Homes, Inc., Lambert Corporation, Inc., McWane Family Funeral Home, Inc., Neal-Tarpley, Inc., Pifer-Smith Funeral Home, Inc., Pine Funeral Home, Inc., Pine Group, Inc., Pine Memorials, Inc., Prime Business Solutions, Inc., Prime Business Solutions of Kentucky, Inc., Prime Enterprises of California, Inc., Prime Holdings, Inc., Prime Holdings of Arkansas, Inc., Prime Holdings of California, Inc., Prime Holdings of Florida, Inc., Prime Holdings of Illinois, Inc., Prime Holdings of Indiana, Inc., Prime Holdings of Michigan, Inc., Prime Holdings of Minnesota, Inc., Prime Holdings of Nebraska, Inc., Prime Holdings of Ohio, Inc., Prime Holdings of West Virginia, Inc., Prime Indiana Limited Partnership, Prime Succession of Alabama, Inc., Prime Succession of Arizona, Inc., Prime Succession of Arkansas, Inc., Prime Succession of California, Inc., Prime Succession of Florida, Inc., Prime Succession of Georgia, Inc., Prime Succession of Illinois, Inc., Prime Succession of Indiana, Inc., Prime Succession of Iowa, Inc., Prime Succession of Kentucky, Inc., Prime Succession of Michigan, Inc., Prime Succession of Minnesota, Inc., Prime Succession of Missouri, Inc., Prime Succession of Nebraska, Inc., Prime Succession of New York, Inc., Prime Succession of South Carolina, Inc., Prime Succession of Tennessee, Inc., Prime Succession of Texas, Inc., Prime Succession of West Virginia, Inc., Prime Succession of Wisconsin, Inc., Prime Succession Partners, Inc., Roselawn Memorial Gardens, Inc., Rostad Mortuary, Inc., Simpson Funeral Home, Inc., Simpson-Meyer Corporation, Simpson-Volkman Corporation, Swem Funeral Home, Inc., Talisman Enterprises, Inc., The Funeral Outlet Store, Inc., Van Zantwick, Bartels and Kammeraad Funeral Homes, Inc., Vankirk Funeral Home, Incorporated, Weigel Funeral Home, Inc., Welsheimer Funeral Home, Inc., Whitney & Murphy Funeral Homes, Inc., Whitney & Murphy Life Insurance Agency, Inc., Williams Memorial Chapel, Inc., and Williams Memorial Chapel of Gordon, Inc. is a party to the Subsidiary Guaranty (as amended hereby), Subsidiary Pledge Agreement (as amended hereby) and Subsidiary Security Agreement (as amended hereby) and Prime Succession Holdings, Inc. (together with the above mentioned parties, collectively referred to herein as the "CREDIT SUPPORT PARTIES") is a party to the Holdings Guaranty and Holdings Pledge Agreement (as amended hereby), (the Subsidiary Guaranty (as amended hereby), Subsidiary Pledge Agreement (as amended hereby), Effective Date Mortgages, Subsidiary Security Agreement (as amended hereby), Holdings Guaranty and Holdings Pledge Agreement (as amended hereby) are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS") pursuant to which each Credit Support Party has (i) guarantied the Obligations and (ii) created Liens in favor of the Lenders on certain Collateral to secure its obligations under the Subsidiary Guaranty (as amended hereby) and Holdings Guaranty.

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Waiver and consents to the amendment of the Credit Agreement effected pursuant to this Waiver. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guaranteed Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, and the other Loan Documents, all as defined therein.

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party, in its capacity as such, acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Waiver and (ii) nothing in the Credit Agreement, this Waiver or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

8.   MISCELLANEOUS

              (a) REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit

     Agreement shall mean and be a reference to the Credit Agreement as amended by this Waiver.

              (ii) Except as specifically amended by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (iii) The execution, delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

             (b) HEADINGS. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

             (c) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

             (d) COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

             BORROWER:

                                        PRIME SUCCESSION, INC.
                                        (formerly known as Prime Succession
                                        Acquisition Corp.)


                                        By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                        Notice Address:

                                        Olympic Corporate Center
                                        Suite 300
                                        3940 Olympic Boulevard
                                        Erlanger, Kentucky 41018
                                        Attention:  Chief Executive Officer
                                        Facsimile:  (606) 382-2522

                                        with a copy to each of the following:

                                        The Blackstone Group
                                        31st Floor
                                        345 Park Avenue
                                        New York, New York  10154
                                        Attention:  Howard Lipson
                                        Telephone:  (212) 583-5844
                                        Facsimile:  (212) 583-5703

                                        The Loewen Group Inc.

                                        4126 Norland Avenue
                                        Burnaby, British Columbia
                                        V5G 358 Canada
                                        Attention:  Robert Lundgren
                                        Telephone:  (604) 293-6401
                                        Facsimile:  (604) 473-7350

          CREDIT SUPPORT
          PARTIES:                    PRIME SUCCESSION HOLDINGS, INC.
                                      (formerly known as Prime Succession Inc.)


                                      By:
                                         --------------------------------------
                                          Name:
                                          Title:

                                      Notice Address:

                                      Olympic Corporate Center
                                      Suite 500
                                      3940 Olympic Boulevard
                                      Erlanger, Kentucky 41018
                                      Attention:  Chief Executive Officer
                                      Facsimile:  (606) 382-2522

                                      with a copy to each of the following:

                                      The Blackstone Group
                                      31st Floor
                                      345 Park Avenue
                                      New York, New York  10154
                                      Attention:  Howard Lipson
                                      Telephone:  (212) 583-5844
                                      Facsimile:  (212) 583-5703

                                      The Loewen Group Inc.

                                      4126 Norland Avenue
                                      Burnaby, British Columbia
                                      V5G 358 Canada
                                      Attention:  Robert Lundgren
                                      Telephone:  (604) 293-6401
                                      Facsimile:  (604) 473-7350

                                     AARON CREMATION & BURIAL
                                     SERVICES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     AARON CREMATION & BURIAL
                                     SERVICES P.C.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      BENTON FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      BUCKNER-RUSH ENTERPRISES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



                                      BURY-PINE FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      CARLISLE FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      CEMETERY DEVELOPMENT
                                      CORPORATION, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      CLARY-GODWIN FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      CLAYTON FRANK & SONS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      COMANDER FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      CREMATION SOCIETY OF AMERICA,
                                      INCORPORATED


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      DAWSON & WIKOFF, LTD.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      FRASER FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      FRED HUNTER MEMORIAL SERVICES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      GROTEWOLD SIMI VALLEY
                                      MORTUARY, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      HERTZ-THOMA CHAPEL, LTD.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      HIGNELL PHELPS FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      HUGHES FUNERAL CHAPEL


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      J&W, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      JOHN A. BECK COMPANY


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      KERLEY & STARKS FUNERAL HOMES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      LAMBERT CORPORATION, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      MCWANE FAMILY FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      NEAL-TARPLEY, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PIFER-SMITH FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      PINE FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PINE GROUP, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PINE MEMORIALS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME BUSINESS SOLUTIONS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME BUSINESS SOLUTIONS OF
                                      KENTUCKY, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      PRIME ENTERPRISES OF CALIFORNIA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF ARKANSAS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF CALIFORNIA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF FLORIDA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      PRIME HOLDINGS OF ILLINOIS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF INDIANA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF MICHIGAN, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF MINNESOTA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF NEBRASKA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      PRIME HOLDINGS OF OHIO, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME HOLDINGS OF WEST VIRGINIA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME INDIANA LIMITED PARTNERSHIP
                                      By Prime Succession of Illinois, Inc.,
                                      its general partner


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF ALABAMA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF ARIZONA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                     PRIME SUCCESSION OF ARKANSAS, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF CALIFORNIA, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:



                                     PRIME SUCCESSION OF FLORIDA, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF GEORGIA, INC.


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     PRIME SUCCESSION OF ILLINOIS, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                     PRIME SUCCESSION OF INDIANA, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF IOWA, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF KENTUCKY, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF MICHIGAN, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     PRIME SUCCESSION OF MINNESOTA, INC.


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                      PRIME SUCCESSION OF MISSOURI, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF NEBRASKA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF NEW YORK, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF SOUTH
                                      CAROLINA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      PRIME SUCCESSION OF TENNESSEE, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF TEXAS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF WEST
                                      VIRGINIA, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION OF WISCONSIN, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIME SUCCESSION PARTNERS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      ROSELAWN MEMORIAL GARDENS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



                                      ROSTAD MORTUARY, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



                                      SIMPSON FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      SIMPSON-MEYER CORPORATION


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      SIMPSON-VOLKMAN CORPORATION


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      SWEM FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      TALISMAN ENTERPRISES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      THE FUNERAL OUTLET STORE, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      VAN ZANTWICK, BARTELS AND KAMMERAAD
                                      FUNERAL HOMES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      VANKIRK FUNERAL HOME,
                                      INCORPORATED


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      WEIGEL FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      WELSHEIMER FUNERAL HOME, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      WHITNEY & MURPHY FUNERAL HOMES, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      WHITNEY & MURPHY LIFE INSURANCE
                                      AGENCY, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      WILLIAMS MEMORIAL CHAPEL, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      WILLIAMS MEMORIAL CHAPEL OF GORDON, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

             AGENTS AND LENDERS:

                                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                      individually and as Syndication Agent
                                      and as Arranging Agent


                                      By:
                                         ------------------------------------
                                         Authorized Signatory
                                         Notice Address:

                                         Goldman, Sachs & Co.
                                         85 Broad Street
                                         New York, New York 10004
                                         Attention: Stephen King
                                         Telephone: (212) 902-8123
                                         Facsimile: (212) 357-0932

                                     THE BANK OF NOVA SCOTIA,
                                     individually and as
                                     Administrative Agent


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                     Notice Address:

                                     The Bank of Nova Scotia
                                     Atlanta Agency
                                     Suite 2700
                                     600 Peachtree Street, N.E.
                                     Atlanta, Georgia  30308
                                     Attention:    [          ]
                                     Telephone:    [          ]
                                     Facsimile:    [          ]

                                     with a copy to:

                                     The Bank of Nova Scotia
                                     Chicago Representative Office
                                     Suite 3700
                                     181 West Madison St.
                                     Chicago, Illinois  60602
                                     Attention:  Keith Rauschenberger
                                     Telephone:  (312) 201-4183
                                     Facsimile:  (312) 201-4108

                                    STEIN ROE & FARNHAM INCORPORATED,
                                    AS AGENT FOR KEYPORT LIFE
                                    INSURANCE COMPANY


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    Stein Roe & Farnham
                                    One South Wacker Drive
                                    23rd Floor
                                    Chicago, IL 60606
                                    Attention:  James Fellows
                                    Telephone:  (312) 368-5641
                                    Facsimile:  (312) 368-7857

                                   MEDICAL LIABILITY MUTUAL INSURANCE
                                     COMPANY


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                   Notice Address:

                                   Invesco Senior Secured Management, Inc.
                                   1166 Avenue of the Americas
                                   27th Floor
                                   New York, New York 10036-2789
                                   Attention:  Anthony R. Clemente
                                   Telephone:  (212) 278-9870
                                   Facsimile:  (212) 278-9619

                                    MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    Two World Trade Center
                                    72nd Floor
                                    New York, New York 10048
                                    Attention:  Kevin Egan
                                    Telephone:  (212) 392-5845
                                    Facsimile:  (212) 392-5345

                                      NEW YORK LIFE INSURANCE COMPANY


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      Notice Address:

                                      New York Life Insurance Company
                                      51 Madison Avenue
                                      New York, New York 10010
                                      Attention: Investment Department
                                                 Private Finance Group
                                                 Room 206
                                                 Facsimile: (212) 447-4122

                                      with a copy to:

                                       New York Life Insurance Company
                                       51 Madison Avenue
                                       New York, New York 10010
                                       Attention: Office of General Counsel
                                                  Investment Section, Room 10SB
                                       Facsimile:  (212) 576-8340

                                      MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      Notice Address:

                                      Merrill Lynch Senior Floating Rate
                                        Fund, Inc.
                                      800 Scudders Mill Road - Section 1B
                                      Plainsboro, New Jersey  08536
                                      Attention:  Joseph Moroney
                                      Telephone:  (609) 282-8926
                                      Facsimile:  (609) 282-2756

                                     MERRILL LYNCH PRIME RATE PORTFOLIO
                                     By:  Merrill Lynch Asset Management, L.P.,
                                          as Investment Advisor

                                     By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                     Notice Address:

                                     Merrill Lynch Prime Rate Portfolio
                                     800 Scudders Mill Road - Section 1B
                                     Plainsboro, New Jersey  08536
                                     Attention: Joseph Moroney
                                     Telephone: (609) 282-8926
                                     Facsimile: (609) 282-2756

                                     MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     1295 State Street
                                     Springfield, MA 01111
                                     Attention: John Wheeler
                                     Telephone: (413) 744-6228
                                     Facsimile: (413) 744-6127

                                     INDOSUEZ CAPITAL FUNDING


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     Notice Address:

                                     Indosuez Capital Funding
                                     1211 Avenue of the Americas
                                     7th Floor
                                     New York, NY 10036-8701
                                     Attention:  Daniel Smith
                                     Telephone:  (212) 278-2232
                                     Facsimile:  (212) 278-2201

                                     SENIOR DEBT PORTFOLIO
                                     BY: BOSTON MANAGEMENT AND RESEARCH
                                         AS INVESTMENT ADVISOR


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                         Notice Address:
                                         225 State Street, 8th Floor
                                         Boston, MA 02109
                                         Attention:   Scott Page
                                         Telephone:  (617) 598-8486
                                         Facsimile:  (617) 695-9594 or
                                                     (707) 202-0815

                                      CITIBANK GLOBAL ASSET MANAGEMENT



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      Notice Address:
                                      599 Lexington Avenue
                                      26th Floor
                                      New York, NY 10043
                                      Attention:  Daniel Slotkin
                                      Telephone:  (212) 559-9191
                                      Facsimile:  (212) 793-1871

                                   SCHEDULE A

                       EFFECTIVE DATE MORTGAGED PROPERTIES


-------------------------------------------------------------------------------------------------------
            PROPERTY NAME
            AND ADDRESSES                                         TITLE HOLDER
-------------------------------------------------------------------------------------------------------
1.          Memory Hill                                           Prime Succession of Alabama, Inc., an
            1430 Hartford Highway, 52 West                        Alabama corporation
            Dothan, Alabama

2.          Jefferson Memorial Funeral Home and Jefferson         Prime Succession of Alabama, Inc., an
            Memorial Gardens - South                              Alabama corporation
            2701 Highway 150
            Hoover, Alabama

3.          Jefferson Memorial Funeral Home and Jefferson         Prime Succession of Alabama, Inc., an
            Memorial Gardens - East                               Alabama corporation
            1591 Gadsden Highway
            Trussville, Alabama

4.          Kern Hesperia Mortuary                                Prime Succession of California, Inc., a
            16120 Main Street                                     Delaware corporation
            Hesperia, California

5.          Mark B. Shaw Company                                  Prime Holdings of California, Inc., a
            1525 North Waterman Ave.                              Delaware corporation
            San Bernardino, California

6.          Dudley Apple Valley                                   Prime Succession of California, Inc., a
            Mortuary                                              Delaware corporation
            16095 Tuscola Road
            Apple Valley, California

7.          Fred Hunter's Funeral Home                            Fred Hunter Memorial Services, Inc., a
            6301 Taft Street                                      Florida corporation
            Hollywood, Florida

8.          Administrative Office Build.                          Fred Hunter Memorial Services, Inc., a
            1600 North State Road 7                               Florida corporation
            Hollywood, Florida
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
            PROPERTY NAME
            AND ADDRESSES                                         TITLE HOLDER
-------------------------------------------------------------------------------------------------------
9.          Fred Hunter's University Drive Funeral Home           Fred Hunter Memorial Services, Inc., a
            2401 University Drive                                 Florida corporation
            Davie, Florida

10.         Fred Hunter's Miramar Funeral Home                    Fred Hunter Memorial Services, Inc., a
            6107 Miramar Parkway                                  Florida corporation
            Miramar, Florida

11.         Fred Hunter's Downtown Funeral Home                   Fred Hunter Memorial Services, Inc., a
            718 South Federal Highway                             Florida corporation
            Fort Lauderdale, Florida

12.         Fred Hunter's Cremation Memorial Center               Fred Hunter Memorial Services, Inc., a
            5899 West Oakland Blvd.                               Florida corporation
            Lauderhill, Florida

13.         Forest Hill Funeral Home and Memorial Park-South      Prime Succession of Tennessee, Inc., a
            2545 East Holmes Road                                 Delaware corporation
            Memphis, Tennessee

14.         Forest Hill Funeral Home and Memorial Park - Midtown  Prime Succession of Tennessee, Inc., a
            1661 Elvis Presley Boulevard                          Delaware corporation
            Memphis, Tennessee

15.         Forest Hill Funeral Home and Memorial Park - East     Prime Succession of Tennessee, Inc., a
            2440 Whitten Road                                     Delaware corporation
            Memphis, Tennessee

16.         Woodlawn Memorial Gardens                             Prime Succession of Kentucky, Inc.,
            6965 Old U.S. Highway 45                              successor by merger to Cemetery Development
            Paducah, Kentucky                                     Corporation, Inc., a Kentucky corporation

---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
            PROPERTY NAME
            AND ADDRESSES                                         TITLE HOLDER
-------------------------------------------------------------------------------------------------------
17.         Benton-Glunt Funeral Home                             Prime Succession of Kentucky, Inc.,
            629 South Green Street                                successor by merger to Benton Funeral Home,
            Henderson, Kentucky                                   Inc., a Kentucky corporation

18.         Dawson & Wikoff Funeral Home                          Prime Succession of Illinois, Inc.,
            4020 North Water Street                               successor by merger to Dawson & Wikoff,
            Decatur, Illinois                                     Ltd., an Illinois Corporation

19.         Whitney-Murphy Funeral Home                           Whitney & Murphy Funeral Homes, Inc. a/k/a
            4800 East Indian School Road                          Whitney & Murphy Funeral Homes, an Arizona
            Phoenix, Arizona                                      corporation

-------------------------------------------------------------------------------------------------------
